SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

                                (Amendment No. )

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

[ ] Definitive Information Statement

                          RED GIANT ENTERTAINMENT, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
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                          RED GIANT ENTERTAINMENT, INC.
                            614 E. Hwy 50, Suite 235
                             Clermont, Florida 34711

                                     NOTICE

TO ALL STOCKHOLDERS OF RED GIANT ENTERTAINMENT, INC.:

This Information Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to inform holders of common stock entitled to vote or give an authorization or consent in regard to the corporate action that the corporate action has been approved by a written consent of a majority of stockholders (the "Written Consent") and will be effective 20 calendar days from the date of mailing this Information Statement to you. The Written Consent authorizes the following corporate action:

     To approve the filing of a Certificate of Amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, par value $0.0001 per share (our "Common Stock") from 6,000,000,000 to 12,000,000,000.

The required consent of at least a majority of the votes allocated to our voting shares was given for the action listed above.

The Board has fixed the close of business on October 5, 2015 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement, which is expected to be first mailed on or about ___________, 2015. Stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized under the Nevada Revised Statutes, our Articles of Incorporation or our Bylaws with respect to any matters being authorized.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

        THE TRANSACTION DISCUSSED IN THIS INFORMATION STATEMENT IS BEING
                    PROVIDED FOR INFORMATIONAL PURPOSES ONLY.

     THIS INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE
                 SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                          RED GIANT ENTERTAINMENT, INC.
                            614 E. Hwy 50, Suite 235
                             Clermont, Florida 34711

                              INFORMATION STATEMENT

This information statement is being furnished on or about _____________, 2015 by the Board of Directors (the "Board") of Red Giant Entertainment, Inc., a Nevada corporation ("we," "us," and "our" generally refers to Red Giant Entertainment, Inc., and our wholly owned subsidiaries) to the holders of record of our issued and outstanding common stock, par value $0.0001, ("Common Stock" or "Voting Shares") as of the close of business on October 5, 2015 (the "Record Date"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

On October 5, 2015, the Board, acting pursuant to Nevada Revised Statutes
Section 78.390, deemed it in our best interests to take the action listed below:

     To approve the filing of a Certificate of Amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, par value $0.0001 per share (our "Common Stock") from 6,000,000,000 to 12,000,000,000.

We are also providing notice to our stockholders that the Directors who voted in favor of the corporate action by Written Consent, a copy of which is attached hereto as Exhibit A (the "Written Consent"), also have sufficient voting rights to constitute a majority of our stockholders and have exercised their stockholder voting rights to approve the corporate action described above by Written Consent. The purpose of this Information Statement is to inform holders of Voting Shares that the Board considers the following actions to be in the best interests of us and our stockholders and that a majority of the votes allocated to the Voting Shares has taken the following actions by the Written Consent to be effective 20 calendar days from the date of mailing this Information Statement to you:

     To approve the filing of a Certificate of Amendment to our Articles of Incorporation to increase the number of authorized shares of our Common Stock from 6,000,000,000 to 12,000,000,000.

As of the Record Date, there were 4,673,463,343 shares of Common Stock outstanding, with one vote per share.

Under Section 78.320 of the Nevada Revised Statutes, the written consent of stockholders holding a majority of the voting power allocated to our Voting Shares may be substituted for an annual meeting of the stockholders.

We will only deliver one copy of this Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future Annual Reports and Information Statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement, and any future Annual Reports and Information Statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: 614 E. Hwy 50, Suite 235, Clermont, Florida 34711; telephone number: (866) 926-6427.

                     INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to our Amended and Restated Bylaws (our "Bylaws") and the Nevada Revised Statutes, a vote by the holders of at least a majority of the votes allocated to the Voting Shares is required to effect the action described herein. As of the Record Date, there were 4,673,463,343 Voting Shares issued and outstanding with one vote each, of which 2,336,731,673 votes (50% plus one vote) were required to pass any stockholder resolutions. The consenting stockholders, who consisted of our officers and directors (the "Consenting Stockholders"), are collectively the record owners of Voting Shares outstanding as of October 5, 2015 with 2,386,341,600 votes, which represented 51.1% of the votes allocated to the issued and outstanding Voting Shares as of that date, including the voting rights of holders of Series Z Preferred Shares. Pursuant to the Nevada Revised Statutes, the Consenting Stockholders voted in favor of the actions described herein by the Written Consent. There are no cumulative voting rights. No consideration was paid for the consent. The Consenting Stockholders' affiliations with us and beneficial holdings are set forth below under "Security Ownership of Certain Beneficial Owners and Management."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of Common Stock owned of record and beneficially by (i) each of our named executive officers and directors; and (ii) all directors and officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock are deemed to be outstanding and to be beneficially owned by the person listed below for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person, if that person has the right to acquire beneficial ownership of such shares within 60 calendar days of the date of this Information Statement.

Unless otherwise indicated below, the address of each beneficial owner is c/o Red Giant Entertainment, Inc., 614 Hwy. 50, Suite 235, Clermont, Florida 34711. Unless otherwise indicated below, we believe that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the stockholder's name. All calculations are based on 4,673,463,343 shares of common stock outstanding as of the Record Date.

                                                  NUMBER OF          PERCENT OF
                                                   SHARES              SHARES
NAME AND ADDRESS OF             TITLE           BENEFICIALLY        BENEFICIALLY
  BENEFICIAL OWNER             OF CLASS             OWNED              OWNED
  ----------------             --------             -----              -----

Benny R. Powell                Common           146,801,600            3.1%
                               Preferred          5,000,000 (1)       25.0%

David Campiti                  Common            43,300,000           0.93%

Chris Crosby                   Common            34,640,000           0.74%

Isen Robbins                   Common            43,300,000           0.93%
                               Preferred          5,000,000 (1)       25.0%

Aimee Schoof                   Common            43,300,000           0.93%
                               Preferred          5,000,000 (1)       25.0%

Mark Fischbach                 Common            75,000,000            1.6%
                               Preferred          5,000,000 (1)       25.0%

All Directors and officers     Common           386,341,600            8.3%
 as a group                    Preferred         20,000,000         100.00%

----------
1. Series Z Preferred shares have voting rights on all issues that common stock shareholders are entitled to vote. Series Z preferred shares have 100 votes for every preferred share owned.

               ACTION - AMENDMENT OF OUR ARTICLES OF INCORPORATION

On October 5, 2015, the Board approved by majority written consent the form of Amendment attached hereto as Exhibit 1, subject to stockholder approval, amending our Articles of Incorporation to increase the authorized number of shares of Common Stock from 6,000,000,000 to 12,000,000,000. Approval for the Amendment was obtained through the Written Consent.

EFFECT OF THE AMENDMENT

The Amendment increases the authorized number of shares of Common Stock. This increase could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult.

PURPOSE OF THE AMENDMENT

The Amendment to increase the authorized number of shares of Common Stock is being made, in part, to enable us to satisfy: (i) the reserved but unissued requirements of our currently outstanding convertible notes; and (ii) our obligations under the 2013 Stock Option Plan. The Amendment will also provide us with more flexibility and opportunities to conduct equity financings and acquisitions, and to satisfy reserved but unissued requirements of warrants, options and convertible notes that may be issued in future financing activities.

It is necessary to satisfy the reserve requirements of our currently outstanding convertible notes to issue authorized shares of Common Stock upon the exercise of conversion on such securities. We believe that having such additional authorized shares available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders' meeting or obtaining written consents to amend the articles of incorporation to increase authorized capital at such later date. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing stockholders, we believe that such transactions would ultimately increase stockholder value. The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders.

Dated: October 5, 2015

                                       By Order of the Board of Directors


                                       /s/ Benny R. Powell
                                       -----------------------------------
                                       Benny R. Powell
                                       President and CEO

                                    EXHIBIT A

                            MAJORITY WRITTEN CONSENT

                         RED GIANT ENTERTAINMENT, INC.,
                              A NEVADA CORPORATION

     The undersigned stockholders, constituting the majority stockholders of Red Giant Entertainment, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority of Section 78.320 of the Nevada Revised Statutes and the Bylaws of the Corporation, and with the understanding that the execution of this consent is in lieu of holding an annual stockholders' meeting, do hereby adopt the following resolutions:

INCREASE IN AUTHORIZED STOCK

     WHEREAS, the majority stockholders have been presented with a proposed Certificate of Amendment to the Articles of Incorporation of Red Giant Entertainment, Inc. (the "Certificate") in substantially the form attached hereto as Exhibit 1;

     WHEREAS, the Certificate increases the authorized shares of our Common Stock, par value $0.0001 per share (our "Common Stock") to 12,000,000,000 shares of Common Stock; and

     WHEREAS, the majority stockholders deem it to be in the best interest of the Corporation to approve the filing of the Certificate with the Nevada Secretary of State.

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the majority stockholders of the Corporation hereby approve the filing of the Certificate with the Nevada Secretary of State.

     RESOLVED FURTHER, that the officers and directors of the Corporation, and each of them, are authorized to perform any actions and execute any and all documents required to carry out this resolution.

RATIFICATION OF ACTIONS

     RESOLVED, that all actions taken by the officer and directors of the Corporation since the last meeting of the stockholders be, and they hereby are, ratified, approved and confirmed in all respects; except those acts which are violations of law, public policy or the fiduciary duty existing between said persons and the Corporation.

     IN WITNESS WHEREOF, the undersigned stockholders, constituting the majority stockholders of the Corporation, has executed this Majority Written Consent as of October 5, 2015.

                                                  NUMBER OF          PERCENT OF
                                                   SHARES              SHARES
NAME AND ADDRESS OF             TITLE           BENEFICIALLY        BENEFICIALLY
  BENEFICIAL OWNER             OF CLASS             OWNED              OWNED
  ----------------             --------             -----              -----

Benny R. Powell                Common           146,801,600            3.1%
                               Preferred          5,000,000 (1)       25.0%

David Campiti                  Common            43,300,000           0.93%

Chris Crosby                   Common            34,640,000           0.74%

Isen Robbins                   Common            43,300,000           0.93%
                               Preferred          5,000,000 (1)       25.0%

Aimee Schoof                   Common            43,300,000           0.93%
                               Preferred          5,000,000 (1)       25.0%

Mark Fischbach                 Common            75,000,000            1.6%
                               Preferred          5,000,000 (1)       25.0%

All Directors and officers     Common           386,341,600            8.3% (2)
 as a group                    Preferred         20,000,000         100.00% (2)

----------
1. Series Z Preferred shares have voting rights on all issues that common stock shareholders are entitled to vote. Series Z preferred shares have 100 votes for every preferred share owned.
2.   Effective Voting Control equals 51.1%.

Members of the Board:


-----------------------------------          -----------------------------------
Benny R. Powell, Director and                David Campiti, Director and
Shareholder                                  Shareholder


-----------------------------------          -----------------------------------
Chris Crosby, Director and                   Isen Robbins, Director and
Shareholder                                  Shareholder


-----------------------------------          -----------------------------------
Aimee Schoof, Director and                   Mark Fischbach, Director and
Shareholder                                  Shareholder

                                    EXHIBIT 1

          FORM OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

Barbara Cegavske
Secretary of State
206 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708 Website: www.nvsos.gov
                                                          Filed in the office of
                                                          /s/ Barbara Cegavske
Certificate of Amendment                                  Barbara Cegavske
(PURSUANT TO NRS 78.385 AND 78.390)                       Secretary of State
                                                          State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of Corporation:

Red Giant Entertainment, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 4, Section 4.1 is hereby deleted and replaced with the following:

The aggregate number of shares that the Corporation shall have authority to issue is TWELVE BILLION ONE HUNDRED MILLION (12,100,000,000) shares, consisting of (i) TWELVE BILLION (12,000,000,000) shares of Common Stock, par value $0.0001 per share (the "Common Stock"); and ONE HUNDRED MILLION (100,000,000) shares of preferred stock, par value $0.0001 per share (the "preferred stock").

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 2,386,341,600.

4. Effective date of filing (optional):      Date:          Time:
                  (must be no later than 90 days after the certificate is filed)


5. Signature (Required)
Officer of Officer

* If any proposed amendment would alter or change any preferences or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

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